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                                  Item 23(j)(1)

                             Consent of Ropes & Gray
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                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and to the reference to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 12 to the Registration Statement of One Group (R) Investment Trust on Form N-1A (Nos. 33-66080 and 811-7874) under the Securities Act of 1933, as amended.




                                                  /s/ Ropes & Gray
                                                  ROPES & GRAY


Washington, D.C.
February 24, 2000